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                           ARTHUR ANDERSEN LLP                   Exhibit 23
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                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



To Meridian National Corporation:

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K/A Amendment No. 1 into the Meridian National Corporation's previously filed Amendment No. 3 to the Registration Statement on Form S-3 (File No. 33-83590) and Registration Statement on Form S-8 (File No. 33-72256).



                                      /S/Arthur Andersen LLP




 Philadelphia, Pa.,
   February 1, 1996